MFS(R) INFLATION-ADJUSTED BOND FUND
                 MFS(R) INTERMEDIATE INVESTMENT GRADE BOND FUND
                            MFS(R) RESEARCH BOND FUND

                        Supplement to Current Prospectus


For MFS Inflation-Adjusted Bond Fund and MFS Research Bond Fund, effective May 1, 2006, the following sentences are inserted after the fourth sentence of the paragraph entitled "Distribution and Service Fees" under section V "Description of Share Classes":

In addition, with respect to class B shares sold after April 30, 2006, a portion of the class B service fee equal to 0.10% is not currently being imposed and may be imposed only with the approval of the Board of Trustees which oversees the fund. A 0.25% service fee will continue to be imposed on class B shares sold prior to May 1, 2006.

For MFS Intermediate Investment Grade Bond Fund, effective May 1, 2006, the fourth sentence of the paragraph entitled "Distribution and Service Fees" under section V "Description of Share Classes" is deleted. The following sentences are inserted after the fifth sentence of such paragraph:

In addition, with respect to class B shares sold after April 30, 2006, a portion of the class B service fee equal to 0.10% is not currently being imposed and may be imposed only with the approval of the Board of Trustees which oversees the fund. A 0.25% service fee will continue to be imposed on class B shares sold prior to May 1, 2006.


                  The date of this supplement is April 1, 2006.